Pacer BlueStar Digital Entertainment ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 100.7%	Shares	Value
Communication Services - 46.0% (a)
Capcom Co. Ltd.	2,838	$ 70,654
CD Projekt SA (b)	827	55,209
China Ruyi Holdings Ltd. (b)	243,499	44,715
Electronic Arts, Inc.	688	144,384
Hacksaw AB	11,043	85,022
International Games System Co. Ltd.	2,389	57,361
Kingsoft Corp. Ltd.	14,818	50,568
Konami Group Corp.	572	74,147
Krafton, Inc.	325	55,394
Modern Times Group MTG AB - Class B (b)	3,130	42,849
NC Corp.	256	42,107
NetEase, Inc. - ADR (c)	1,458	194,308
Nexon Co. Ltd.	3,214	50,483
Nintendo Co. Ltd.	3,798	183,168
Pearl Abyss Corp. (b)	1,532	35,675
ROBLOX Corp. - Class A (b)	2,444	87,006
Square Enix Holdings Co. Ltd.	2,700	46,878
Take-Two Interactive Software, Inc. (b)	539	130,934
Tencent Holdings Ltd.	5,463	331,057
Vivendi SE	17,216	31,613
XD, Inc. (b)	6,826	41,383
		1,854,915

Consumer Discretionary - 51.6% (a)
Aristocrat Leisure Ltd.	2,451	110,329
Bandai Namco Holdings, Inc.	2,971	86,000
Betsson AB	7,472	72,135
Better Collective AS (b)	2,843	35,999
DraftKings, Inc. (b)	11,271	264,643
Entain PLC	21,533	156,887
Evoke PLC (b)	50,732	30,347
Evolution AB (b)(d)	4,256	324,866
Flutter Entertainment PLC (b)	2,874	300,247
GameStop Corp. (b)(c)	2,749	59,708
Genius Sports Ltd. (b)	13,117	90,901
Jumbo Interactive Ltd.	6,703	34,085
Kambi Group PLC (b)	2,181	40,237
Playtech PLC (b)	17,359	88,444
Rank Group PLC	19,905	25,930
Rush Street Interactive, Inc. (b)	4,796	129,060
Sportradar Group AG (b)(c)	5,913	85,975
Super Group SGHC Ltd.	10,164	142,296
		2,078,089

Information Technology - 3.1%
Micro-Star International Co. Ltd.	11,332	49,789
Unity Software, Inc. (b)	2,370	75,153
		124,942
TOTAL COMMON STOCKS (Cost $4,700,340)		4,057,946

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.2%	Units	Value

Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (e)	329,631		329,631
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $329,631)			329,631

TOTAL INVESTMENTS - 108.9% (Cost $5,029,971)			4,387,577
Liabilities in Excess of Other Assets - (8.9)%		(0.08917)	(359,194)
TOTAL NET ASSETS - 100.0%			$ 4,028,383

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $322,961.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2026, the value of these securities total $324,866 or 8.1% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Pacer BlueStar Digital Entertainment ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 4,057,946	$ –	$ –	$ 4,057,946
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	329,631
Total Investments	$ 4,057,946	$ –	$ –	$ 4,387,577

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.